UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2019

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value (740,398,216 shares outstanding as of April 30, 2019)	HST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

Host Hotels & Resorts, Inc. (“Host” or the “Company”) held its Annual Meeting of Stockholders on May 16, 2019. Stockholders were asked to vote on three proposals: the election of directors, the ratification of KPMG as Host’s independent auditors for 2019, and an advisory vote to approve executive compensation. Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of eleven directors for terms expiring at the 2020 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	642,224,304	373,199	209,659	26,910,416
Sheila C. Bair	642,339,763	279,556	187,843	26,910,416
Ann McLaughlin Korologos	627,131,649	15,467,625	207,888	26,910,416
Richard E. Marriott	640,947,920	1,669,262	189,980	26,910,416
Sandeep L. Mathrani	642,363,634	217,542	225,986	26,910,416
John B. Morse, Jr.	602,090,507	40,498,711	217,944	26,910,416
Mary Hogan Preusse	638,686,286	3,904,946	215,930	26,910,416
Walter C. Rakowich	642,314,650	267,926	224,586	26,910,416
James F. Risoleo	641,966,805	637,772	202,585	26,910,416
Gordon H. Smith	641,447,670	1,137,804	221,688	26,910,416
A. William Stein	642,282,597	303,550	221,015	26,910,416

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent auditors of Host to serve for the 2019 calendar year are set forth below. Accordingly, the appointment of KPMG LLP was ratified

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
664,933,913	4,616,357	167,308	0

Proposal 3 – Advisory Vote on Executive Compensation

The final non-binding, advisory votes to approve the compensation of Host’s named executive officers are set forth below. Accordingly, the proposal was approved by approximately 96% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
614,481,806	27,973,062	352,294	26,910,416

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC. (Registrant)

Date: May 21, 2019	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller